UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2008

BKF CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10024	36-0767530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rockefeller Plaza, New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 332-8400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information required by Item 1.01 contained in Item 5.01 is incorporated by reference into this Item 1.01.

Item 5.01	Changes in Control of Registration

On August 27, 2008, BKF Capital Group, Inc. (the “Company”) entered into an agreement with Catalyst Fund, L.P. which owns approximately 47.5% of the Company’s outstanding common stock, Catalyst’s Fund Manager, Steven N. Bronson, and each of the Company’s current directors and officers (the “Agreement”). Under the terms of the Agreement, the existing Board of Directors and management of the Company will retire on or around September 8, 2008, with the current Board being replaced with directors designated by Catalyst.

The Agreement requires for at least a two year period that a majority of the Board be comprised of directors who are independent of both the Company and Catalyst and that all transactions and relationships between the Company and Catalyst or its affiliates, and all other major transactions, be on an arms-length basis and be approved by the Company’s independent directors. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement which is filed as Exhibit 10.34 hereto.

The new directors will take office after distribution of certain information to stockholders, as required under the federal securities laws. These directors include—

•	Mr. Bronson, who is expected to be elected as chairman and chief executive officer to succeed Harvey Bazaar.

•	John A. Brunjes, a corporate and securities lawyer and a partner in the law firm of Bracewell & Giuliani.

•	Leonard Hagan, a certified public accountant and a principal in the firm of Hagan & Burns CPA’s PC.

Item 8.01	Other Events

On August 28, 2008, the Company issued a press release announcing that it had entered into the Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.34	Agreement by and among BKF Capital Group, Inc., Catalyst Fund, L.P. and Steven N. Bronson, Harvey J. Bazaar, Marvin L. Olshan, Ronald LaBow and J. Clarke Gray, dated August 27, 2008.

99.1	Press Release issued by BKF Capital Group, Inc., dated August 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BKF CAPITAL GROUP, INC.
(Registrant)

Date: August 28, 2008	By:	/s/ J. Clarke Gray
	Name:	J. Clarke Gray
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.34	Agreement by and among BKF Capital Group, Inc., Catalyst Fund, L.P. and Steven N. Bronson, Harvey J. Bazaar, Marvin L. Olshan, Ronald LaBow and J. Clarke Gray, dated August 28, 2008.

99.1	Press Release issued by BKF Capital Group, Inc., dated August 27, 2008.

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